November 16, 2017 Brady Corporation F’18 Q1 Financial Results

2Forward-Looking Statements In this presentation, statements that are not reported financial results or other historic information are “forward-looking statements.” These forward-looking statements relate to, among other things, the Company's future financial position, business strategy, targets, projected sales, costs, earnings, capital expenditures, debt levels and cash flows, and plans and objectives of management for future operations. The use of words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “project” or “plan” or similar terminology are generally intended to identify forward-looking statements. These forward-looking statements by their nature address matters that are, to different degrees, uncertain and are subject to risks, assumptions, and other factors, some of which are beyond Brady's control, that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. For Brady, uncertainties arise from: our ability to compete effectively or to successfully execute our strategy; Brady’s ability to develop technologically advanced products that meet customer demands; difficulties in protecting our websites, networks, and systems against security breaches; decreased demand for our products; Brady’s ability to retain large customers; extensive regulations by U.S. and non- U.S. governmental and self-regulatory entities; Brady’s ability to execute facility consolidations and maintain acceptable operational service metrics; litigation, including product liability claims; risks associated with the loss of key employees, divestitures and contingent liabilities from divestitures; Brady’s ability to properly identify, integrate, and grow acquired companies; foreign currency fluctuations; changes in tax legislation and tax rates; potential write-offs of Brady’s substantial intangible assets; differing interests of voting and non-voting shareholders; Brady’s ability to meet certain financial covenants required by our debt agreements; numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive, and regulatory nature contained from time to time in Brady’s U.S. Securities and Exchange Commission filings, including, but not limited to, those factors listed in the “Risk Factors” section within Item 1A of Part I of Brady’s Form 10-K for the year ended July 31, 2017. These uncertainties may cause Brady's actual future results to be materially different than those expressed in its forward-looking statements. Brady does not undertake to update its forward-looking statements except as required by law.

3Q1 F’18 Financial Summary • Sales increased 3.6% to $290.2M in Q1 of F’18 vs. $280.2M in Q1 of F’17. – Organic sales increased 1.7%. – Foreign currency translation increased sales by 1.9%. • Gross profit margin of 50.3% in Q1 of F’18 compared with 50.1% in Q1 of F’17. • SG&A expense of $100.1M (34.5% of sales) in Q1 of F’18 compared with $98.0M (35.0% of sales) in Q1 of F’17. • R&D expense of $10.5M (3.6% of sales) in Q1 of F’18 compared with $9.1M (3.3% of sales) in Q1 of F’17. • Net earnings of $25.8M in Q1 of F’18 compared with $22.6M in Q1 of F’17. • Net earnings per Class A Diluted Nonvoting Common Share of $0.49 in Q1 of F’18, compared with $0.44 in Q1 of F’17. • Net cash provided by operating activities of $34.7M in Q1 of F’18 compared with $34.0M in Q1 of F’17.

4Sales Overview • 1.7% increase in organic sales: • ID Solutions – Organic sales increase of 2.9%. • Workplace Safety – Organic sales decline of (1.4%). • 1.9% increase due to currency translation. Q1 F’18 SALES: • ID Solutions - Organic sales increased in EMEA and Asia and were approximately flat in the Americas. • Workplace Safety - Organic sales increased in Europe and Australia offset by a decline in North America. • Foreign currency translation had a positive impact on sales in the quarter. Q1 F’18 SALES COMMENTARY: $283 $269 $287 $282 $280 $268 $276 $289 $290 $255 $265 $275 $285 $295 $305 Q1 F'16 (2.2%) Q2 F'16 0.4% Q3 F'16 (0.1%) Q4 F'16 (0.9%) Q1 F'17 (0.2%) Q2 F'17 1.3% Q3 F'17 (1.9%) Q4 F'17 3.0% Q1 F'18 1.7%Organic Sales Growth SALES (millions of USD)

Gross Profit Margin 5 • GPM of 50.3% in Q1 of F’18 compared with 50.1% in Q1 of F’17. • GPM improved in ID Solutions businesses due to operational efficiency gains, offset by declines in the Workplace Safety business due to pricing pressures in certain product categories. Q1 F’18 – GROSS PROFIT MARGIN: $139 $133 $145 $141 $140 $134 $140 $144 $146 49.2% 49.5% 50.7% 50.0% 50.1% 50.1% 50.7% 49.7% 50.3% 30% 35% 40% 45% 50% 55% $100 $125 $150 $175 Q1 F'16 Q2 F'16 Q3 F'16 Q4 F'16 Q1 F'17 Q2 F'17 Q3 F'17 Q4 F'17 Q1 F'18 GROSS PROFIT & GPM% (millions of USD)

SG&A Expense 6 • SG&A expense was $100.1M (34.5% of sales) in Q1 of F’18 compared to $98.0M (35.0% of sales) in Q1 of F’17. • The increase in SG&A expense was driven by foreign currency translation and investments in additional sales generating activities, partially offset by continuing efficiency gains in administrative expenses and non-customer facing selling expenses. Q1 F’18 – SG&A EXPENSE: $101 $100 $106 $98 $98 $95 $98 $97 $100 35.6% 37.3% 36.9% 34.9% 35.0% 35.3% 35.7% 33.4% 34.5% 25% 28% 30% 33% 35% 38% 40% $80 $90 $100 $110 $120 Q1 F'16 Q2 F'16 Q3 F'16 Q4 F'16 Q1 F'17 Q2 F'17 Q3 F'17 Q4 F'17 Q1 F'18 SG&A EXPENSE AND SG&A EXPENSE AS A % of SALES (millions of USD)

R&D Expense 7 $8.6 $9.1 $8.9 $9.3 $9.1 $9.5 $10.0 $11.0 $10.5 3.0% 3.4% 3.1% 3.3% 3.3% 3.5% 3.6% 3.8% 3.6% 2.0% 2.5% 3.0% 3.5% 4.0% $5.0 $7.0 $9.0 $11.0 $13.0 $15.0 Q1 F'16 Q2 F'16 Q3 F'16 Q4 F'16 Q1 F'17 Q2 F'17 Q3 F'17 Q4 F'17 Q1 F'18 R&D EXPENSE AND R&D EXPENSE AS A % of SALES (millions of USD) • Investing in R&D to drive future organic sales growth. • R&D expenses were up 15% in Q1 of F’18 compared to Q1 of F’17. • Increase in our new product pipeline. • Anticipate increased R&D investments to continue throughout F’18 and be up approximately 10% for the full year ending July 31, 2018. INCREASING OUR INVESTMENT IN RESEARCH & DEVELOPMENT: EVE OP

8Net Earnings & Earnings per Share • Q1 F’18 net earnings increased 14.6% to $25.8M compared to $22.6M in Q1 of F’17. • Earnings before income taxes increased 12.2% to $34.8M in Q1 of F’18 compared to $31.0M in Q1 of F’17. • The increase in pre-tax earnings was driven by organic sales growth and efficiency gains in operations throughout both the ID Solutions and Workplace Safety businesses. Q1 F’18 – NET EARNINGS & EPS: $0.37 $0.30 $0.42 $0.49 $0.44 $0.49 $0.43 $0.48 $0.49 $0.00 $0.20 $0.40 $0.60 Q1 F'16 Q2 F'16 Q3 F'16 Q4 F'16 Q1 F'17 Q2 F'17 Q3 F'17 Q4 F'17 Q1 F'18 NET EARNINGS PER CLASS A DILUTED SHARE $19 $15 $21 $25 $23 $25 $23 $25 $26 $0 $10 $20 $30 $40 Q1 F'16 Q2 F'16 Q3 F'16 Q4 F'16 Q1 F'17 Q2 F'17 Q3 F'17 Q4 F'17 Q1 F'18 NET EARNINGS (millions of USD)

9Cash Generation & Uses • Cash flow from operating activities was $34.7M in Q1 of F’18 compared to $34.0M in Q1 of F’17. • Cash flow from operating activities was impacted by the timing of certain payments in Q4 of F’17 and in Q1 of F’18. • Free cash flow* was $30.9M in Q1 of F’18 compared to $30.0M in Q1 of F’17. • Returned $10.6M to our shareholders in the form of dividends in Q1 of F’18. CASH FLOWS IN Q1 OF F’18: * Free Cash Flow is calculated as Net Cash Provided by Operating Activities less Capital Expenditures. $30 $28 $40 $40 $34 $19 $38 $53 $35 $0 $10 $20 $30 $40 $50 $60 Q1 F'16 Q2 F'16 Q3 F'16 Q4 F'16 Q1 F'17 Q2 F'17 Q3 F'17 Q4 F'17 Q1 F'18 CASH FLOW FROM OPERATING ACTIVITIES (millions of USD) (millions of USD) 3 Mos. Ended Oct. 31, 2017 3 Mos. Ended Oct. 31, 2016 Cash Balance - Beginning of Period 133.9$ 141.2$ Cash Flow from Operating Activities 34.7 34.0 Capital Expenditures (3.8) (4.0) Dividends (10.6) (10.4) Debt Repayments - Net (12.0) 0.4 Effect of Exchange Rate on Cash (1.9) (4.1) Other 1.9 9.2 Cash Balance - End of Period 142.2$ 166.3$

Net Cash (Debt) 10 • October 31, 2017 cash = $142.2M and debt = $94.5M. • Net cash increased $21.5M during Q1 of F’18. • Balance sheet provides flexibility for future cash uses. STRONG BALANCE SHEET: $(140) $(132) $(101) $(76) $(50) $(38) $(9) $26 $48 -$200 -$150 -$100 -$50 $0 $50 Q1 F'16 Q2 F'16 Q3 F'16 Q4 F'16 Q1 F'17 Q2 F'17 Q3 F'17 Q4 F'17 Q1 F'18 NET CASH (DEBT) (millions of USD) DEBT STRUCTURE (millions of USD) Interest Rate Oct. 31, 2017 Balance July 31, 2017 Balance Revolver Borrowings: USD-denominated 1.95% (17.0)$ (17.0)$ EUR-denominated 0.75% (24.7) (34.3) China Borrowings: USD & CNY-denominated 2.64% (0.7) (3.2) Private Placements: EUR-den. 2010 Series (10-yr.) 4.24% (52.1) (53.2) TOTAL DEBT (94.5)$ (107.7)$ Cash and Cash Equivalents 142.2 133.9 NET CASH (DEBT) 47.7$ 26.2$

11Full Year F’18 Guidance Unchanged F’18 Diluted EPS $1.85 to $1.95 Guidance Assumptions: • Low-single digit organic sales growth. • Full-year depreciation and amortization expense of approximately $26M. • Full-year income tax rate of 27% to 29%. • Full-year capital expenditures of approximately $30M.

Q1 F’18 vs. Q1 F’17 PERFORMANCE (millions of USD) 12Identification Solutions • Revenues increased 4.2%: • Organic = + 2.9% • Fx = + 1.3% • Organic sales increased in the mid-single digits in EMEA and Asia and were approximately flat in the Americas. • R&D expenses up due to increased investments to develop innovative products. • Segment profit as a percent of sales increased due to ongoing efficiency gains in our operations and general and administrative expense structure. Q1 F’18 SUMMARY: • Expect low-single digit organic sales growth in F’18. • Expect segment profit to continue to be in the mid-to- high teens as a percent of sales in F’18. OUTLOOK: Q1 F’18 Q1 F’17 Change Sales $ 209.7 $ 201.3 + 4.2% Segment Profit 35.8 33.1 + 8.4% Segment Profit % 17.1% 16.4% + 70 pts $201 $190 $201 $203 $201 $191 $197 $211 $210 13% 12% 16% 16% 16% 15% 17% 17% 17% 5% 7% 9% 11% 13% 15% 17% $180 $190 $200 $210 $220 Q1 F'16 Q2 F'16 Q3 F'16 Q4 F'16 Q1 F'17 Q2 F'17 Q3 F'17 Q4 F'17 Q1 F'18 SALES & SEGMENT PROFIT % (millions of USD)

Q1 F’18 vs. Q1 F’17 PERFORMANCE (millions of USD) 13Workplace Safety • Revenues increased 1.9%: • Organic = - (1.4)% • Fx = + 3.3% • Organic sales declined in the mid-single digits in the WPS North America business, partially offset by low- single digit growth in Europe and Australia. • North American business is showing signs of improvement. • Segment profit decreased due to reduced sales volumes. Q1 F’18 SUMMARY: • Expect approximately flat organic sales in F’18. • Expect segment profit to continue to be in the mid-to- high single digits as a % of sales in F’18. OUTLOOK: Q1 F’18 Q1 F’17 Change Sales $ 80.4 $ 78.9 + 1.9% Segment Profit 6.4 6.5 - 0.1% Segment Profit % 8.0% 8.2% - 20 pts $82 $79 $85 $79 $79 $77 $79 $78 $80 11% 8% 7% 12% 8% 8% 6% 10% 8% 0% 2% 4% 6% 8% 10% 12% $70 $75 $80 $85 $90 Q1 F'16 Q2 F'16 Q3 F'16 Q4 F'16 Q1 F'17 Q2 F'17 Q3 F'17 Q4 F'17 Q1 F'18 SALES & SEGMENT PROFIT % (millions of USD)

14Investor Relations Brady Contact: Ann Thornton Investor Relations 414-438-6887 Ann_Thornton@bradycorp.com See our web site at www.bradycorp.com